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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event

                          Reported): January 25, 2001


          CWMBS, INC., (as depositor under the Pooling and Servicing
           Agreement, dated as of January 1, 2001, providing for the
          issuance of the CWMBS, INC., Alternative Loan Trust 2001-1,
              Mortgage Pass-Through Certificates, Series 2001-1).


                                  CWMBS, INC.
          ----------------------------------------------------------
            (Exact name of registrant as specified in its charter)


         Delaware                    333-51332               95-4449516
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(State of Other Jurisdiction        (Commission           (I.R.S. Employer
     of Incorporation)              File Number)         Identification No.)



            4500 Park Granada
         Calabasas, California                            91302
    -------------------------------                  ---------------
         (Address of Principal                          (Zip Code)
          Executive Offices)


      Registrant's telephone number, including area code (818) 225-3240
                                                         ----- --------


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Item 5.       Other Events.
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Filing of Computational Materials*
---------------------------------

     In connection with the offering of the Mortgage Pass-Through Certificates, Series 2001-1, UBS Warburg LLC ("UBS"), as one of the Underwriters of the Certificates, has prepared certain materials (the "UBS Computational Materials") for distribution to its potential investors. Although the Company provided UBS with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the UBS Computational Materials.

     For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The UBS Computational Materials, listed as Exhibit 99.1 hereto, are filed on Form SE dated January 25, 2001.

______________
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated January 10, 2001 and the prospectus supplement dated January 25, 2001, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 2001-1.

Item 7.       Financial Statements, Pro Forma Financial
              -----------------------------------------
              Information and Exhibits.
              ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1. UBS Computational Materials filed on Form SE dated January 25, 2001.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CWMBS, INC.




                                      By: / s / Celia Coulter
                                          -----------------------------------
                                          Celia Coulter
                                          Vice President

Dated:  January 26, 2001

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                                 Exhibit Index
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Exhibit                                                                Page
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99.1.  UBS Computational Materials filed on Form SE dated
       January 25, 2001.                                                 6

                                 EXHIBIT 99.1
                                 ------------

     UBS Computational Materials filed on Form SE dated January 25, 2001.